SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) November 1, 1999
                                                      ----------------


                                NORTH BAY BANCORP
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      California                      N/A                      68-0434802
--------------------------------------------------------------------------------
(State or other jurisdiction of     (Commission              (IRS Employer
     incorporation)                 File Number)            Identification No.)

1500 Soscol Avenue, Napa, California                            94559-3045
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code   (707) 257-8585
                                                  ------------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.      Other Events.


         (a) On November 1, 1999, Vintage Merger Co. (a wholly-owned subsidiary of Registrant), merged with and into The Vintage Bank resulting in the shareholders of the Bank becoming the shareholders of the Registrant, and further resulting in the Bank becoming the wholly-owned subsidiary of the Registrant. The reorganization took place in accordance with a Plan of Reorganization and Merger Agreement entered into as of July 30, 1999 by and among Registrant, the Bank and Merger Co.


         A summary description of the transaction is as follows:


Description of the Reorganization


         North Bay Bancorp was organized as a California corporation at the direction of the Board of Directors of the Bank for the purpose of becoming a bank holding company. The Board of Directors of the Bank also directed the organization of Merger Co., under the laws of the State of California to facilitate the acquisition of the outstanding shares of the Bank's Common Stock by Bancorp. Bancorp owned all of Merger Co.'s Common Stock. The reorganization was accomplished by the merger of Merger Co. with and into the Bank pursuant to the terms of the Plan of Reorganization. At the effective date of the merger of Merger Co. into the Bank, the shares of Common Stock of the corporate parties to the Plan of Reorganization were converted as follows:


                  (1) Each share of the Bank's outstanding Common Stock was converted into one share of Bancorp's Common Stock.


                  (2) Merger Co. disappeared, the shares of Merger Co.'s Common Stock outstanding immediately prior to the merger were converted into shares of the Bank, and Bancorp then owned all the outstanding shares of the Bank's Common Stock.


                  (3) The shareholders of the Bank became the shareholders of Bancorp. The rights of the holders of the Common Stock of Bancorp are substantially the same as the rights of the holders of the Bank's Common Stock prior to the reorganization; however, as shareholders of Bancorp they are not entitled to vote on matters requiring approval of the Bank's shareholders.


         The reorganization was subject to the approval of the Federal Reserve Bank of San Francisco and the California Commissioner of Financial Institutions. Federal Reserve approval was received on October 4, 1999.
Approval of the Commissioner was received on October 6, 1999.


         Implementation of the reorganization also required the affirmative vote of the holders of a majority of the outstanding shares of the Bank's Common Stock as well as a majority of the outstanding shares of Common Stock of Bancorp and of Merger Co. The requisite shareholder approvals were obtained on October 13, 1999.


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

         Bank shareholders were not entitled to dissenters' rights in connection with the reorganization.


         Shares of Bancorp's common stock issued in consideration of the reorganization were issued pursuant to exemption from registration provided by
Section 3(a)(12) of the Securities Act of 1933, as amended.


Federal and State Tax Consequences of the Reorganization.


     The Board of Directors of the Bank had the right to terminate the Plan of Reorganization unless an opinion of counsel, satisfactory in form to all parties, is received with respect to the tax consequences of the reorganization. A satisfactory opinion was received from Lillick & Charles LLP, attorneys for Bancorp and the Bank, substantially to the effect that:


o The proposed merger of Merger Co. into the Bank will constitute a reorganization within the meaning of Section 368(a)(1)(A) and Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code").

o The basis of the assets of Merger Co. acquired by the Bank will be the same in the hands of Bank as the basis of such assets in the hands of Merger Co. immediately prior to the merger.

o The holding period of the assets of Merger Co. in the hands of the Bank will include the period during which such assets were held by Merger Co.

o Unless Bancorp elects otherwise pursuant to Treas. Reg. Section 1.358-6(c)(2)(ii), the basis of the Bank shares in the hands of Bancorp will equal its basis in Merger Co. stock immediately before the merger adjusted as if the Bank had merged into Merger Co. as provided in Treas. Reg. Section 1.358-6(c)(2)(i).

o No gain or loss will be recognized by the shareholders of the Bank upon the exchange of their Bank stock solely for Bancorp stock, and the basis in the Bancorp stock received will be the same as that in the Bank prior to the exchange of stock.

o No gain or loss will be recognized by Merger Co. on the transfer of its assets to the Bank in exchange for the Bank's Common Stock.

o No gain or loss will be recognized by the Bank upon the receipt of the assets of Merger Co. in exchange for the Bank's Common Stock, or upon the deemed distribution of Bancorp stock by the Bank to its shareholders.

o Bancorp will recognize no gain or loss upon the receipt of the Bank's Common Stock in exchange for Merger Co.'s Common Stock.

o Where shareholders held their Bank stock as a capital asset, the period of time for which they have held such stock shall be included in their holding period for Bancorp stock received in the exchange.


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

         The California tax consequences should be substantially similar to the federal income tax consequences described above


Deregistration of the Bank's Common Stock


         The Bank was subject to the periodic reporting requirements of the Securities Exchange Act of 1934, and in accordance with the Exchange Act filed reports and proxy statements with the Board of Governors of the Federal Reserve System. After consummation of the reorganization, the only shares of the Bank's Common Stock outstanding are the 50 shares owned by Bancorp. Accordingly, the Bank is entitled to, and in fact will, deregister its Common Stock and terminate its obligations, under the Exchange Act, to file reports and proxy statements with the Board of Governors. Additionally, after consummation, there no longer is any trading in the Bank's Common Stock. However, the Common Stock of Bancorp, will be traded in the over-the-counter market, and Bancorp will be subject to the periodic reporting requirements of the Exchange Act.


Operations under Bancorp


         After consummation of the reorganization, the business of the Bank will be carried on as a subsidiary of Bancorp. Administrative expenses and taxes incurred in the operation of Bancorp will be in addition to those of the Bank. The reorganization is not expected to result in any significant change in executive compensation and benefits.


Directors


         The number of authorized directors of the Bank is presently fixed at eleven (11).


         For purposes of facilitating the preliminary stages of the reorganization, the Bylaws of Bancorp originally authorized one (1) director. Prior to consummation of the reorganization, the Bylaws of Bancorp were amended to authorize not less than six (6) nor more than eleven (11) directors with the exact number within that range to be fixed by resolution of the Board of Directors. The number of directors of Bancorp was initially be fixed at eight
(8). Bank Directors Terry L. Robinson, Thomas F. Malloy, Thomas H. Lowenstein, Harlan R. Kurtz, James Tidgewell, and David B. Gaw as well as Conrad W. Hewitt and Richard S. Long were appointed to serve as directors of Bancorp until the year 2000 annual meeting of shareholders of Bancorp and until their successors are elected and qualified.


Executive Officers


         The following officers of the Bank have been appointed as the initial officers of Bancorp:


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


                          Position Held                 Position Held
Name                      With Bank                     with Holding Company
----                      ---------                     --------------------

Thomas F. Malloy........  Chairman of the Board         Chairman of the Board

Terry L. Robinson.......  President, Chief              President and Chief
                          Executive Officer             Executive Officer

Kathi  Metro............  Executive Vice                Executive Vice President
                          President and                 and Credit
                          Senior Loan Officer           Administrator

Lee-Ann Almeida.........  Vice President and Chief      Chief Financial Officer
                          Financial Officer

Wyman G. Smith III......  Corporate Secretary           Corporate Secretary


         (b) Prior to the acquisition described in Item 5(a) of this Report, the securities of the Bank were registered pursuant to Section 12(g) of the Exchange Act, and the Bank filed reports required by Section 13 of the Exchange Act with the Board of Governors pursuant to Section 12(i) of the Exchange Act.


         As stated in Item 5(a), upon consummation of the reorganization, all shareholders of the Bank became shareholders of the Registrant on a share for share basis. Accordingly, the securities of Registrant became registered pursuant to Section 12(g) of the Exchange Act as of November 1, 1999.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.


         (2) A copy of the Plan of Reorganization and Merger Agreement certified by the California Secretary of State as of November 1, 1999 is attached to this Report as Exhibit A and incorporated by reference into this Report.


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

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: November 12, 1999          NORTH BAY BANCORP




                                 /s/ Terry L. Robinson
                                 ---------------------
                                 Terry L. Robinson, President and Chief
                                 Executive Officer (Principal Executive Officer)


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

                                    EXHIBIT A


                   PLAN OF REORGANIZATION AND MERGER AGREEMENT


         This Plan of Reorganization and Merger Agreement (the "Merger Agreement") is entered into as of July 30, 1999 by and among The Vintage Bank (the "Bank"), Vintage Merger Co., ("Subsidiary"), and North Bay Bancorp ("Holding Company").


                            RECITALS AND UNDERTAKINGS

         A. Bank is a California banking corporation with its principal office in the City of Napa, Napa County, State of California. Subsidiary and Holding Company are corporations duly organized and existing under the laws of the State of California with their principal offices in the City of Napa, Napa County, State of California.

         B. As of the date hereof, Bank has 2,000,000 shares of no par value common stock authorized, and 1,531,276 of such shares are outstanding. As of the date hereof Bank has 500,000 shares of no par value preferred stock authorized, none of which are issued and outstanding.

         C. As of the date hereof, Subsidiary has 1,000,000 shares of no par value common stock authorized and 500,000 shares of no par value preferred stock authorized. Immediately prior to the Effective Date (as defined below), 50 shares of such common stock will be issued and outstanding, all of which will be owned by the Holding Company.

         D. As of the date hereof, Holding Company has 10,000,000 shares of no par value common stock authorized and 500,000 shares of no par value preferred stock authorized. Immediately prior to the Effective Date (as defined below), 100 shares of such common stock will be issued and outstanding.


                                    AGREEMENT


         General


The Merger. On the Effective Date (as defined hereinbelow), Subsidiary shall be merged into Bank, which shall be the surviving corporation (the "Surviving Corporation"). The Surviving Corporation shall be a subsidiary of Holding Company, and its name shall continue to be The Vintage Bank.


Effective Date. The merger described herein shall become effective, and actions to consummate such merger shall commence, at the close of business on the day upon which an executed counterpart of this Merger Agreement shall have been filed with the

Secretary of State of the State of California in accordance with Section 1103 of the California General Corporation Law (the "Effective Date").


Articles of Incorporation and Bylaws of the Surviving Corporation. On the Effective Date, the Articles of Incorporation of Bank, as in effect immediately prior to the Effective Date, shall be and remain the Articles of Incorporation of the Surviving Corporation until amended; the Bylaws of Bank, as in effect immediately prior to the Effective Date, shall be and remain the Bylaws of the Surviving Corporation until amended; the certificate of authority of Bank issued by the Commissioner of Financial Institutions of the State of California shall be and remain the certificate of authority of the Surviving Corporation; Bank's deposit insurance coverage by the Federal Deposit Insurance Corporation shall be and remain the deposit insurance of the Surviving Corporation; and the Surviving Corporation shall remain a member of the Federal Reserve System.


Directors and Officers of the Surviving Corporation. On the Effective Date, the directors and officers of Bank immediately prior to the Effective Date shall become the directors and officers of the Surviving Corporation. The directors of the Surviving Corporation shall serve until the next annual meeting of shareholders of the Surviving Corporation or until such time as their successors are elected and qualified.


Effect of the Merger.


         Assets and Rights. On the Effective Date and thereafter, all rights, privileges, franchises and property of Bank and Subsidiary and all debts and liabilities due or to become due to Bank and Subsidiary including things in action and every interest or asset of conceivable value or benefit, shall be deemed fully and finally and without any right of reversion transferred to and vested in the Surviving Corporation without further act or deed; and the Surviving Corporation shall have and hold the same in its own right as fully as the same was possessed and held by Bank or Subsidiary.


         Liabilities. On the Effective Date and thereafter, all debts, liabilities and obligations due or to become due from, and all claims and demands for any cause existing against, Bank and Subsidiary shall be and become the debts, liabilities or obligations of, or the claims or demands against, the Surviving Corporation in the same manner as if the Surviving Corporation had itself incurred or become liable for them.


         Creditors' Rights and Liens. On the Effective Date and thereafter, all rights of creditors of Bank and Subsidiary and all liens upon the property of Bank and Subsidiary shall be preserved unimpaired, and shall be limited to the property affected by such liens immediately prior to the Effective Date.


         Pending Actions. On the Effective Date and thereafter, any action or proceeding pending by or against Bank or Subsidiary shall not be deemed to have abated or been discontinued, but may be pursued to judgment with full right to appeal or review. Any such action or proceeding may be pursued as if the merger described herein had not occurred, or with the Surviving Corporation substituted in place of Bank or Subsidiary as the case may be.


Further Assurances. Bank and Subsidiary each agree that at any time, or from time to time, as and when requested by the Surviving Corporation, or by its successors or assigns, it will execute and deliver, or cause to be executed and delivered, in its name by its last acting officers or by the corresponding officers of the Surviving Corporation, all such conveyances, assignments, transfers, deeds and other instruments, and will take or cause to be taken such further or other action as the Surviving Corporation, or its successors or assigns, may deem necessary or desirable in order to carry out the vesting, perfecting, confirming, assignment, devolution or other transfer of the interests, property, privileges, powers, immunities, franchises and other rights referred to in this Section 1, or otherwise to carry out the intent and purposes of this Merger Agreement.


         Stock of the Surviving Corporation


Stock of Subsidiary. On the Effective Date, each share of common stock of Subsidiary issued and outstanding immediately prior to the Effective Date shall, by virtue of the merger described herein, be deemed to be exchanged for and converted into one share of fully paid and nonassessable common stock of the Surviving Corporation.


Stock of Bank. On the Effective Date, each share of common stock of Bank issued and outstanding immediately prior to the Effective Date shall, by virtue of the merger described herein, be deemed to be exchanged for and converted into one share of fully paid and nonassessable common stock of Holding Company, in accordance with the provisions of Section 2.3.


Exchange of Stock by Bank Shareholders. On the Effective Date or as soon as practical thereafter, the following actions shall be taken to effectuate the exchange and conversion specified in Section 2.2:


         The shareholders of Bank of record immediately prior to the Effective Date shall be allocated and entitled to receive for each share of common stock of Bank then held by them respectively one share of common stock of the Holding Company.


         As soon as reasonably practicable following the Effective Date, the Holding Company shall make available for each record holder of Bank Common Stock immediately prior to the Effective Date a form letter of transmittal and instructions for use in effecting the surrender of certificates of Bank Common Stock for payment therefor. At or after the Effective Time, upon surrender to the Holding Company of such certificates together with the letter of transmittal, duly executed, the Holding Company shall promptly issue new share certificates for each such person's new shares of Holding Company Common Stock in accordance with Sections 2.2 and 2.3(a) hereof.


         At and after the Effective Date, no transfer of Bank Common Stock outstanding prior to the Effective Date shall be made on the stock transfer books of the Surviving Corporation. Until surrendered in accordance with the provisions of Section 2(b) hereof, the certificates which immediately prior to the Effective Date represented issued and outstanding shares of Bank Common Stock shall be deemed by the Holding Company and the Surviving Corporation to represent for all purposes the right to receive Holding Company Common Stock, as provided in Sections
         2.2 and 2.3(a) hereof.


Other Rights to Stock.


         On the Effective Date and thereafter, The Vintage Bank 1993 Stock Option Plan, as amended, shall be administered in an appropriate manner to reflect the merger described herein; and any outstanding options to purchase shares of common stock of Bank shall be deemed to be options granted by Holding Company upon the same terms and conditions, except that appropriate adjustments shall be deemed to be made to such terms and conditions to reflect the merger described herein.


         From time to time as and when required by the provisions of any agreement to which Bank or Holding Company shall become a party after the date hereof that provides for the issuance of shares of common stock or other securities, either debt or equity, of Bank or Holding Company in connection with a merger into Bank of any other banking institution or the acquisition by Bank of the assets or stock of any other banking institution or other corporation, Holding Company shall issue in accordance with the terms of any such agreement shares of its common stock or other debt or equity securities as required by such agreement or in substitution for the shares of common stock or other debt or equity securities of Bank required to be issued by such agreement, as the case may be, which the shareholders of any other such banking institution or other corporation shall be entitled to receive by virtue of any such agreement.


         Approvals


Shareholder   Approval.   This  Merger  Agreement  shall  be  submitted  to  the
shareholders of Holding Company, Bank and Subsidiary for ratification and confirmation in accordance with applicable provisions of law.


Regulatory Approvals. Each of the parties hereto shall proceed expeditiously and cooperate fully in procuring all other consents and approvals, and in satisfying all other requirements, prescribed by law or otherwise, necessary or desirable for the merger described herein to be consummated, including without limitation the consents and approvals referred to in Sections 4.1(b), 4.1(c) and 4.1(d).


         Conditions Precedent, Termination and Payment of Expenses


Conditions Precedent to the Merger. Consummation of the merger described herein is conditioned upon the following:


         Ratification   and   confirmation  of  this  Merger  Agreement  by  the
         shareholders of Holding Company, Bank and Subsidiary in accordance with applicable provisions of law;


         Procuring all other consents and approvals and satisfying all other requirements, prescribed by law or otherwise, which are necessary for the merger described herein to be consummated, including without limitation: approval from the Federal Reserve Bank of San Francisco pursuant to the Bank Merger Act (Section 18(c) of the Federal Deposit Insurance Act), approval from the Commissioner of Financial Institutions of the State of California pursuant to Section 700 et seq. of the California Financial Code, approval from the Board of Governors of the Federal Reserve System under the Bank Holding Company Act of 1956, approval, if required, from the California Commissioner of Corporations under the California Corporate Securities Law of 1968 and of the Blue Sky Administrator of any other state in which Bank has shareholders with respect to the securities of the Holding Company issuable upon consummation of the merger, and the availability of an exemption from the registration requirements of the Securities Act of 1933 (the "1933 Act") as provided by Section 3(a)(12) of the 1933 Act or declaration as effective by the Securities and Exchange Commission of a registration statement under the 1933 Act with respect to the securities of the Holding Company issuable upon consummation of the merger;


         There shall have been received (unless waived by each of the parties hereto) an opinion in form and substance satisfactory to each of the parties hereto and their counsel, with respect to the tax consequences to the parties and their shareholders of the merger described herein;


         Procuring all consents or approvals, governmental or otherwise, which in the opinion of counsel for Bank are or may be necessary to permit or to enable the Surviving Corporation to conduct, upon and after the merger described herein, all or any part of the businesses and other activities that Bank engages in immediately prior to such merger, in the same manner and to the same extent that Bank engaged in such businesses and other activities immediately prior to such merger; and

         Performance by each of the parties hereto of all obligations under this Merger Agreement which are to be performed prior to the consummation of the merger described herein.


Termination of the Merger. In the event that any condition  specified in Section
4.1 cannot be fulfilled, or prior to the Effective Date the Board of Directors of any of the parties hereto reaches any of the following determinations:


         Any action, suit, proceeding or claim relating to the merger described herein, whether initiated or threatened, makes consummation of such merger inadvisable; or


         Consummation of the merger described herein is inadvisable for any other reason;


then this Merger Agreement shall be terminated. Upon termination, this Merger Agreement shall be void and of no further effect, and there shall be no liability by reason of this Merger Agreement or the termination thereof on the part of any of the parties hereto or their respective directors, officers, employees, agents or shareholders.


Expenses of the Merger. All of the expenses of the merger described herein, including without limitation filing fees, printing costs, mailing costs, accountant's fees and legal fees, shall be borne by the Surviving Corporation; provided, however, that if the merger is abandoned for any reason, then all of such expenses shall be paid by Bank.


         IN WITNESS WHEREOF, the parties hereto have caused this Plan of Reorganization and Merger Agreement to be executed by their duly authorized officers as of the day and year first above written.

NORTH BAY BANCORP                         THE VINTAGE BANK

By /s/ Terry L. Robinson                  By: /s/ Terry L. Robinson
   ------------------------                   ----------------------------
   Terry L. Robinson,                         Terry L. Robinson, President
   President and Secretary

                                          By  /s/ Wyman G. Smith
                                              ----------------------------
                                               Wyman  G. Smith , Secretary


                                          VINTAGE MERGER CO..

                                          By  /s/ Terry  L. Robinson
                                              ----------------------------
                                              Terry L. Robinson, President
                                              and Secretary